UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2010

Date of reporting period: August 31, 2009

Item 1.	Reports to Stockholders.

Semi-Annual Report

August 31, 2009

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

We are pleased to provide you with a mid-year update on the performance of the Snow Capital Opportunity Fund (“SCOF” or “the Fund”) I-shares. For the six-month period ended August 31, 2009, the Snow Capital Opportunity Fund I-shares recorded a return of 96.55% compared to a return of 40.52% for the S&P 500 Index and a 44.13% increase in the Russell 1000 Value Index.

In our view, our performance over the past six months has been exceptional, as we recovered all of the relative performance shortfall we experienced in the prior six month period. Shareholders may recall that during the six month period from September 1, 2008 through February 28, 2009, the I-shares lost 49.77% of their value versus a 41.82% decline in the S&P 500 Index and a 44.67% decline in the Russell 1000 Value Index.

For the one year period ended August 31, 2009, the I-shares were down only 1.27% compared to the S&P 500 Index which was down 18.25%. The average annual return since the Funds inception (04/28/2006) through August 31, 2009 was -2.25% versus the S&P 500 Index return of -5.15% for the same period. The gross expense ratio for the I-shares is 1.37%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-766-9363. The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee and if reflected, performance would be lower. Performance quoted is for Class I shares. Other share classes will have different returns.

At that time, we communicated to you that we would hold fast to our discipline, recognizing that our portfolio appeared significantly undervalued and knowing that periods of investor uncertainty, while unnerving, present potential opportunity. When the markets did begin to heal during the spring and summer, we were rewarded for our conviction, and we recaptured a significant portion of our losses. We are happy to report that despite the severe negative returns from the first half of this year, for the twelve-month period ending August 31, 2009, the SCOF I-shares are down only 1.27%, while the S&P 500 Index is down 18.25% and the Russell 1000 Value Index is down 20.25%.

We Attribute Our Performance To Our Process And Our Discipline

We believe the Fund’s performance over the past six months validates our investment process. Market visibility is always limited; however we seek companies with solid financial foundations experiencing near- to intermediate-term difficulties and languishing stock prices. We adhere to our investment thesis and expect positive returns in exchange for assuming what we believe is moderate risk. We are patient long term investors, willing to endure irrational, short term movements in the marketplace. Our process relies on the potential opportunities such disruptions present. During the past six months, our patience and perseverance served us very well.

“The dollar-cost averaging investor must “be a different sort of person from the rest of us … not subject to the alternations of exhilaration and deep gloom that have accompanied the gyrations of the stock market for generations past.”

— Benjamin Graham**

The past twelve months have provided a perfect illustration of the perils of market timing and the need for an intermediate to long term investment horizon. We are not market timers; it is our charge to find undervalued assets in the market place, determine our estimate of fair value, and to be disciplined about entering and exiting positions. By averaging into and out of our investments either through options strategies or prudent buy and sell processes (i.e. dollar cost averaging), we seek to exploit the short term volatility in stock movements, giving us more freedom to focus on long term value. This basic element of our investment process helped augment our returns over the past twelve-months as we were buyers when many investors were selling equities for the perceived safety of cash and US Treasuries.

Our Portfolio Appears Undervalued, In Spite Of The Recent Returns

Although the markets are far below pre-crisis levels, we have seen a significant rebound since our last communication in February 2009. The healing process seems to be clearly underway in the financial markets despite continued challenges in the economy. The credit crisis appears largely over, as evidenced by the stabilization of the U.S. banking system and the narrowing of credit spreads. Equity markets are once again responding to fundamental drivers, and yet, many question the sustainability of the economic recovery and the outlook for a market priced on an impending rebound instead of on the trough earnings that companies are now reporting.

While we do not take issue with investor concerns over the fair value of the current market, we believe our own portfolio remains significantly undervalued. Most of our stocks have appreciated dramatically since March 2009. However, the overall portfolio remains inexpensive on a relative value basis as of August 31, 2009, priced at only 1.1 times book value, versus 1.4 times book for the S&P 500 Index. Looking at forward P/Es, our portfolio trades at 11.6 times earnings versus 14.9 times earnings for the S&P 500 Index. Indeed, we are very confident in the potential upside of our portfolio, and believe we should continue to exceed market returns.

Portfolio Positioning

One of the cornerstones of our investment strategy for the Fund is using options to generate additional income and to partially hedge downward movements in the portfolio. The options strategies we employ along with our ability to incorporate investments beyond long equity securities (e.g. options, fixed income, hybrid securities, etc.) into the portfolio as we find compelling opportunities differentiates the Fund from other investments.

Investors may recall in our last communication, we reported that we had curtailed our options hedging strategy because we believed the potential returns from stock price appreciation outweighed the incremental income generated from covered calls and the benefits of being hedged. During the course of the past six months we began to re-employ our options strategies as rapidly rising stock prices and continued volatility offered compelling opportunities once again. We also felt it prudent to hedge market risk based on our view that the market, not our portfolio, was approaching fair value.

As of the end of August, the portfolio was approximately 81% net long. We had covered calls written against approximately 7% of our risk-adjusted long equity portfolio. The portfolio also held short exchange traded funds (ETFs) serving as an additional hedge to our long equity position. We are holding more cash than we have in the past as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any potential opportunities the market volatility may provide.

Looking Forward

History tells us that the stock market usually recovers 6-9 months before the end of a recession. Federal Reserve Chairman Bernanke has recently suggested that the recession may now be behind us. It does appear that the environment is stabilizing, however, there is an extraordinary degree of uncertainty regarding the strength and duration of the expected recovery. Nevertheless, we believe that the rebound in the credit markets coupled with the unprecedented monetary and fiscal stimulus now making its way through the American economy should have a multiplying effect on U.S. GDP (gross domestic product). The slack in the economy should be sufficient to defer inflationary trends for the next 12 to 24 months. Beyond that time period, we expect corporate earnings to accelerate and drive the recovery forward.

We believe that the most important determinant of the strength of an economic recovery is the depth of the downturn that preceded it. From a tactical perspective, significant pools of cash remain on the sidelines, economic news will likely continue to provide positive surprises, and any meaningful downturn in the market could spark a flood of buying. Although the market is up significantly from its lows, we believe our investments remain significantly below normal valuations. We continue to be optimistic about the possibilities ahead.

We Would Like To Thank Our Shareholders For Their Support And Patience

In closing, we would like to again thank our shareholders for their continued faith in our process. We are particularly grateful for your support and patience over the past twelve months, one of the most difficult periods in living memory. We hope you are as pleased as we are with the recent performance, and we look forward to sharing more good news with you in the future.

*	Statistics are calculated as of August 31, 2009 using a weighted harmonic average calculation.
**	Jason Zweig in The Wall Street Journal, May 26, 2009

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Past results are no guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Forward PE divides a stock’s current price by its estimated future earnings per share. Forward PEs are calculated using consensus earnings estimates for the next four quarters Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Periodic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

The Snow Capital Opportunity Fund is distributed by Quasar Distributors, LLC (10/09)

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/09 - 8/31/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period 3/1/2009 - 8/31/2009*
Actual**	$1,000.00	$1,963.20	$12.40
Hypothetical (5% return before expenses)***	$1,000.00	$1,016.84	$8.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $64.25.
***	Including loads, your hypothetical cost of investment in the Fund would be $60.50.

	Class C
	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period 3/1/2009 - 8/31/2009*
Actual**	$1,000.00	$1,955.70	$17.95
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.06	$12.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $25.40.
***	Including loads, your hypothetical cost of investment in the Fund would be $17.30.

	Institutional Class
	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period 3/1/2009 - 8/31/2009*
Actual	$1,000.00	$1,965.50	$10.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of August 31, 2009 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2009

	No Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	96.32%	(1.56)%	(2.47)%
Class C	95.57%	(2.27)%	(3.16)%
Institutional Class	96.55%	(1.27)%	(2.25)%
S&P 500 Index	40.52%	(18.25)%	(5.15)%

	Front-End Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class A	86.04%	(6.72)%	(4.04)%

	Level Load Returns
	Six Months	One Year	Average Annual Since Inception (4/28/06)
Class C	94.57%	(3.20)%	(3.16)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2009 (Unaudited)

	Shares	Value
COMMON STOCKS - 83.92%
Capital Markets - 1.53%
Morgan Stanley	90,000	$2,606,400

Commercial Banks - 4.71%
Fifth Third Bancorp	244,700	2,677,018
PNC Financial Services Group	28,000	1,192,520
Wells Fargo & Co.	150,000	4,128,000

		7,997,538

Diversified Financial Services - 8.10%
Bank of America Corp.	397,815	6,997,566
JP Morgan Chase & Co.	155,490	6,757,595

		13,755,161

Electronic Equipment, Instruments & Components - 2.11%
Agilent Technologies, Inc.(a)	77,000	1,977,360
Echelon Corp.(a)	142,000	1,613,120

		3,590,480

Energy Equipment & Services - 4.19%
Halliburton Co.	70,000	1,659,700
Hercules Offshore, Inc.(a)	470,000	2,162,000
Key Energy Services, Inc.(a)	235,000	1,680,250
Patterson-UTI Energy, Inc.	121,660	1,616,861

		7,118,811

Food & Staples Retailing - 0.90%
Safeway, Inc.	80,000	1,524,000

Health Care Providers & Services - 9.57%
Community Health Systems, Inc.(a)	195,000	6,000,150
Health Net Inc.(a)	268,540	4,114,033
Humana, Inc.(a)	139,900	4,994,430
Omnicare, Inc.	50,000	1,144,500

		16,253,113

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2009 (Unaudited)

	Shares	Value
Health Care Services - 1.57%
RehabCare Group, Inc.(a)	127,100	$2,667,829

Industrial Conglomerates - 3.79%
General Electric Co.	463,280	6,439,592

Insurance - 19.74%
The Allstate Corp.	152,054	4,468,867
Axis Capital Holdings Ltd.	61,810	1,883,969
Endurance Specialty Holdings Ltd.	153,000	5,273,910
MetLife, Inc.	160,000	6,041,600
Prudential Financial, Inc.	63,000	3,186,540
Unum Group	224,960	5,068,349
XL Capital Ltd. - Class A	439,500	7,625,325

		33,548,560

Internet Software & Services - 2.08%
eBay, Inc.(a)	160,000	3,542,400

Machinery - 1.36%
Ingersoll-rand Plc	75,000	2,316,750

Metals & Mining - 1.64%
Alcoa Inc.	230,960	2,783,068

Multiline Retail - 2.92%
Macy’s, Inc.	320,000	4,966,400

Oil, Gas & Consumable Fuels - 6.15%
ConocoPhillips	90,080	4,056,302
Marathon Oil Corp.	207,000	6,390,090

		10,446,392

Pharmaceuticals - 2.62%
Pfizer Inc.	266,510	4,450,717

Semiconductors & Semiconductor Equipment - 1.20%
Intel Corp.	100,000	2,032,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2009 (Unaudited)

	Shares	Value
Specialty Retail - 8.14%
GameStop Corp.(a)	40,000	$952,000
The Gap, Inc.	231,290	4,544,849
New York & Company, Inc.(a)	655,800	3,036,354
Office Depot, Inc.(a)	545,000	2,844,900
Pacific Sunwear Of California, Inc.(a)	555,053	2,453,334

		13,831,437

Thrifts & Mortgage Finance - 1.60%
MGIC Investment Corp.(a)	334,600	2,720,298

TOTAL COMMON STOCKS (Cost $155,934,372)		142,590,946

INVESTMENT COMPANY - 0.51%
UltraShort S&P 500 ProShares	20,000	872,800

TOTAL INVESTMENT COMPANY (Cost $1,178,465)		872,800

PREFERRED STOCKS - 2.19%
Insurance - 2.19%
American International Group, Inc.	285,500	3,725,775

TOTAL PREFERRED STOCKS (Cost $2,029,065)		3,725,775

REAL ESTATE INVESTMENT TRUSTS - 0.82%
Annaly Capital Management, Inc.	80,000	1,387,200

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,162,904)		1,387,200

	Principal Amount	Value
CORPORATE BONDS - 0.77%
MGIC Investment Corp. 5.375%, 11/01/2015	$2,000,000	1,304,648

TOTAL CORPORATE BONDS (Cost $1,213,448)		1,304,648

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2009 (Unaudited)

	Principal Amount	Value
SHORT TERM INVESTMENTS - 13.22%
Money Market Funds - 13.22%
Fidelity Institutional Government Portfolio - Class I	$22,457,904	$22,457,904

TOTAL SHORT TERM INVESTMENTS (Cost $22,457,903)		22,457,904

Total Investments (Cost $183,976,157) - 101.43%		172,339,273
Liabilities in Excess of Other Assets - (1.43)%		(2,432,656)

TOTAL NET ASSETS - 100.00%		$169,906,617

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2009 (Unaudited)

	Contracts	Value
CALL OPTIONS
American International Group, Inc.
Expiration: January 2010, Exercise Price: $55.00	550	$433,950
Bank of America Corp.
Expiration: September 2009, Exercise Price: $16.00	300	54,600
Expiration: September 2009, Exercise Price: $18.00	200	11,200
Expiration: November 2009, Exercise Price: $20.00	500	43,500
Community Health Systems, Inc.
Expiration: September 2009, Exercise Price: $30.00	50	7,625
Expiration: December 2009, Exercise Price: $35.00	200	28,000
eBay, Inc.
Expiration: October 2009, Exercise Price: $23.00	200	16,400
Expiration: January 2010, Exercise Price: $24.00	200	27,000
Fifth Third Bancorp
Expiration: September 2009, Exercise Price: $11.00	250	13,750
Expiration: January 2010, Exercise Price: $10.00	300	64,500
Financial Select Sector SPDR Fund
Expiration: September 2009, Exercise Price: $14.00	1,191	105,999
The Gap, Inc.
Expiration: September 2009, Exercise Price: $17.50	400	88,400
Expiration: January 2010, Exercise Price: $22.50	200	17,000
General Electric Co.
Expiration: September 2009, Exercise Price: $13.00	200	20,800
Expiration: September 2009, Exercise Price: $16.00	302	1,208
Health Net Inc.
Expiration: September 2009, Exercise Price: $15.00	400	30,000
Hercules Offshore, Inc.
Expiration: October 2009, Exercise Price: $5.00	251	9,412
Humana, Inc.
Expiration: November 2009, Exercise Price: $40.00	300	49,500
JP Morgan Chase & Co.
Expiration: December 2009, Exercise Price: $47.00	500	111,500
Marathon Oil Corp.
Expiration: October 2009, Exercise Price: $32.50	200	17,000
Expiration: January 2010, Exercise Price: $35.00	800	92,000

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2009 (Unaudited)

	Contracts	Value
MetLife, Inc.
Expiration: September 2009, Exercise Price: $35.00	500	$155,000
Expiration: March 2010, Exercise Price: $50.00	200	27,000
MGIC Investment Corp.
Expiration: September 2009, Exercise Price: $10.00	300	4,500
Morgan Stanley
Expiration: September 2009, Exercise Price: $30.00	200	11,000
New York & Company, Inc.
Expiration: December 2009, Exercise Price: $5.00	250	18,750
Office Depot, Inc.
Expiration: October 2009, Exercise Price: $7.50	400	3,000
Expiration: January 2010, Exercise Price: $7.50	200	7,000
Unum Group
Expiration: December 2009, Exercise Price: $25.00	500	52,500
XL Capital Ltd.
Expiration: October 2009, Exercise Price: $7.50	300	291,000
Expiration: October 2009, Exercise Price: $10.00	100	73,000
Expiration: October 2009, Exercise Price: $12.50	500	253,500
Expiration: January 2010, Exercise Price: $17.50	600	150,000
Expiration: January 2010, Exercise Price: $20.00	202	29,492

Total Call Options Written		2,319,086

PUT OPTIONS
GameStop Corp.
Expiration: September 2009, Exercise Price: $24.00	700	61,600
JP Morgan Chase & Co.
Expiration: December 2009, Exercise Price: $35.00	400	46,800
The Men’s Wearhouse Inc.
Expiration: September 2009, Exercise Price: $25.00	500	65,000
PNC Financial Services Group
Expiration: October 2009, Exercise Price: $39.00	600	96,000

Total Put Options Written		269,400

Total Options Written (Premiums received $1,822,006)		$2,588,486

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

August 31, 2009 (Unaudited)

ASSETS
Investments, at value (cost $183,976,157)	$172,339,273
Dividends and interest receivable	237,744
Receivable for investments sold	76,678
Receivable for Fund shares sold	583,032
Other assets	30,089

TOTAL ASSETS	173,266,816

LIABILITIES
Written options, at value (premium received $1,822,006)	2,588,486
Payable for Fund shares redeemed	387,743
Payable to Advisor	133,270
Payable to affiliates	77,344
Payable to custodian	73,877
Payable for shareholder servicing fees	29,413
Payable for distribution fees	28,870
Accrued expenses and other liabilities	41,196

TOTAL LIABILITIES	3,360,199

NET ASSETS	$169,906,617

Net assets consist of:
Paid in capital	$239,644,512
Undistributed net investment income	3,379,742
Undistributed net realized less	(60,714,273)
Net unrealized appreciation (depreciation) on: Investments	(11,636,884)
Written options	(766,480)

NET ASSETS	$169,906,617

CLASS A SHARES
Net assets	$53,537,780
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,137,442
Net asset value and redemption price per Share(1)	$17.06
Maximum offering price per share ($17.06/0.9475)	$18.01

CLASS C SHARES
Net assets	$42,580,915
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,540,545
Net asset value and offering price per share(1)	$16.76

CLASS I SHARES
Net assets	$73,787,922
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,315,238
Net asset value and redemption price price per share(1)	$17.10

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Six Months Ended August 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,555,714
Interest income	254,600

TOTAL INVESTMENT INCOME	1,810,314

EXPENSES
Investment advisory fees	658,608
Distribution fees - Class C	130,148
Transfer agent fees and expenses	75,222
Administration fees	71,233
Distribution fees - Class A	49,660
Shareholder servicing fees - Class C	43,383
Fund accounting fees	37,646
Federal and state registration fees	22,716
Reports to shareholders	18,769
Audit and tax fees	13,815
Custody fees	9,313
Legal fees	6,822
Chief compliance officer fees and expenses	2,674
Trustees’ fees and related expenses	1,028
Other expenses	9,904

NET EXPENSES	1,150,941

NET INVESTMENT INCOME	659,373

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(19,136,853)
Options	831,928
Net change in unrealized appreciation (depreciation) on:
Investments	101,156,590
Written options	(932,628)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	81,919,037

NET INCREASE IN NET ASSETS FROM OPERATIONS	$82,578,410

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended August 31, 2009 (Unaudited)	Year Ended February 28, 2009

FROM OPERATIONS
Net investment income	$659,373	$2,720,495
Net realized gain (loss) on:
Investments	(19,136,853)	(53,105,700)
Options	831,928	12,021,950
Net change in unrealized appreciation/depreciation on:
Investments	101,156,590	(81,706,230)
Written options	(932,628)	(3,015,257)

Net increase (decrease) in net assets from operations	82,578,410	(123,084,742)

FROM DISTRIBUTIONS
Net investment income - Class A	—	—
Net investment income - Class C	—	—
Net investment income - Class I	—	(126,516)
Net realized gain on investments - Class A	—	(1,457,598)
Net realized gain on investments - Class C	—	(1,404,531)
Net realized gain on investments - Class I	—	(2,308,104)

Net decrease in net assets resulting from distributions paid	—	(5,296,749)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	6,606,053	15,213,680
Proceeds from shares sold - Class C	1,443,059	5,741,957
Proceeds from shares sold - Class I	14,302,043	21,658,838
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	1,155,925
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	1,294,905
Net asset value of shares issued to shareholders in payment of distributions declared - Class I	—	2,224,288
Payments for shares redeemed - Class A(1)	(4,339,609)	(25,135,328)
Payments for shares redeemed - Class C(2)	(4,971,535)	(21,822,525)
Payments for shares redeemed - Class I(3)	(14,474,878)	(33,265,389)

Net increase in net assets from capital share transactions	(1,434,867)	(32,933,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,143,543	(161,315,140)
NET ASSETS:
Beginning of Period	$88,763,074	250,078,214

End of Period	$169,906,617	$88,763,074

UNDISTRIBUTED NET INVESTMENT INCOME	$659,373	$2,720,495

(1)	Net of redemption fees of $5,620 and $10,995 for the period ended August 31, 2009 and year ended February 28, 2009 respectively.
(2)	Net of redemption fees of $0.00 and $39,073 for the period ended August 31, 2009 and year ended February 28, 2009 respectively.
(3)	Net of redemption fees of $289 and $533 for the period ended August 31, 2009 and year ended February 28, 2009 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2009 (Unaudited)	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.70	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income(3)	0.07 (2)	0.24 (2)	0.43 (2)	0.04
Net realized and unrealized gain (loss) on investments	8.29	(10.39)	(2.18)	1.71

Total from investment operations	8.36	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	—	—	(0.32)	(0.01)
From net realized gain on investments	—	(0.47)	(0.35)	—

Total distributions paid	—	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	— (4)	— (4)

Net Asset Value, End of Period	$17.06	$8.70	$19.32	$21.74

Total return(5)(6)	96.32%	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$53,538	$26,463	$70,835	$50,624
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.66%	1.58%	1.58%	1.79%
After waivers, reimbursements and recoupments of expenses(7)	1.66%	1.58%	1.59%	1.75%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.07%	1.53%	1.97%	0.30%
After waivers, reimbursements and recoupments of expenses(7)	1.07%	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	21.54%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2009 (Unaudited)	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.57	$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)(3)	0.02 (2)	0.12 (2)	0.26 (2)	(0.04)
Net realized and unrealized gain (loss) on investments	8.17	(10.29)	(2.15)	1.66

Total from investment operations	8.19	(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	—	—	(0.19)	—
From net realized gain on investments	—	(0.47)	(0.35)	—

Total distributions paid	—	(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	—	0.01	0.01	— (4)

Net Asset Value, End of Period	$16.76	$8.57	$19.20	$21.62

Total return(5)(6)	95.57%	(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$42,581	$24,408	$74,767	$48,369
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	2.41%	2.33%	2.33%	2.54%
After waivers, reimbursements and recoupments of expenses(7)	2.41%	2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	0.37%	0.75%	1.22%	(0.44)%
After waivers, reimbursements and recoupments of expenses(7)	0.37%	0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	21.54%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2009 (Unaudited)	Year Ended February 29, 2008	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.70	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income(3)	0.09 (2)	0.28 (2)	0.44 (2)	0.06
Net realized and unrealized gain (loss) on investments	8.31	(10.42)	(2.15)	1.73

Total from investment operations	8.40	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	—	(0.03)	(0.37)	(0.03)
From net realized gain on investments	—	(0.47)	(0.35)	—

Total distributions paid	—	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	0.01	— (4)

Net Asset Value, End of Period	$17.10	$8.70	$19.34	$21.76

Total return(5)	96.55%	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$73,788	$37,891	$104,476	$39,481
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.41%	1.33%	1.34%	1.54%
After waivers, reimbursements and recoupments of expenses(7)	1.41%	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.34%	1.78%	2.03%	0.56%
After waivers, reimbursements and recoupments of expenses(7)	1.34%	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	21.54%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.34% and 1.54%, and the ratio of net investment income (loss) to average net assets would have been 2.03% and 0.56%, for the year ended February 29, 2008 and period ended February 28, 2007 respectively.

(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

August 31, 2009 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on March 1, 2008. Adoption of SFAS No. 157 had no material impact on the Fund’s financial statements.

FAS 157 - Summary of Fair Value Exposure at August 31, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2009, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$22,340,237	$—	$—	$22,340,237
Consumer Staples	1,524,000	—	—	1,524,000
Energy	17,565,204	—	—	17,565,204
Financials	65,740,932	—	—	65,740,932
Health Care	23,371,659	—	—	23,371,659
Industrials	8,756,342	—	—	8,756,342
Information Technology	5,622,480	—	—	5,622,480
Investment Company	872,800	—	—	872,800
Materials	2,783,068	—	—	2,783,068

Total Equity	148,576,722	—	—	148,576,722
Fixed Income
Corporate Bonds	—	1,304,648	—	1,304,648

Total Fixed Income	—	1,304,648	—	1,304,648
Short-Term Investments	22,457,903	—	—	22,457,903

Total Investments in Securities	$171,034,625	$1,304,648	$—	$172,339,273

Other Financial Instruments*	$766,480	$—	$—	$766,480

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options which are reflected at the unrealized appreciation (depreciation) on the instruments.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for interim and annual periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Value
Option contracts	Liabilities, Written options	$2,588,487

Total		$2,588,487

The Effect of Derivative Instruments on the Statement of Operations for the period ended August 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Statement of Operations Location	Value
Option Contracts	Net realized gain (loss) on: option contracts expired or closed	$831,928

Total		$831,928

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Statement of Operations Location	Value
Option Contracts	Change in net unrealized appreciation/depreciation on: Option contracts	$(932,628)

Total		$(932,628)

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $5,909 were charged by the Fund during the six months ended August 31, 2009.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 provides for the FASB Accounting Standards Codification™ (the “Codification”) to become the single official source of authoritative, nongovernmental U.S. Generally Accepted Accounting Principles (“GAAP”), except for rules and interpretive releases of the SEC, which are also sources of authoritative GAAP for SEC registrants. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As the Codification was not intended to change or alter existing GAAP, it is not expected to impact the financial statements, however in following year, the fund will cease using GAAP references and begin to use the new Codification when referring to GAAP.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2009	Period Ended February 29, 2008
Ordinary Income	$4,295,004	$4,623,132
Long-Term Capital Gain	$1,001,745	$3,132,032

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$201,774,063

Gross tax unrealized appreciation	1,382,799
Gross tax unrealized depreciation	(114,636,164)

Net tax unrealized depreciation	(113,253,365)

Undistributed ordinary income	2,720,370
Undistributed long-term capital gain	—

Total distributable earnings	2,720,370

Other accumulated losses	(41,783,309)

Total accumulated losses	$(152,316,304)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

At February 28, 2009, the Fund had accumulated net realized capital loss carryovers of $21,490,325 which will expire on February 28, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income (Loss)	(125)
Accumulated Net Realized Gain (Loss)	125

At February 28, 2009, the Fund deferred, on a tax basis, post-October losses of $20,292,984.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2009. At February 28, 2009, the fiscal years 2007 through 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2009, the Fund accrued expenses of $49,660 and $130,148 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $43,383 for Class C for shareholder servicing. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the six months ended August 31, 2009 was $7,104.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.

Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2009	Year Ended February 28, 2009
Shares Sold	444,311	1,023,917
Shares issued to holders in reinvestment of distributions	—	108,538
Shares Redeemed	(350,238)	(1,755,281)

Net Increase(Decrease)	94,073	(622,826)

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2009	Year Ended February 28, 2009
Shares Sold	103,127	343,559
Shares issued to holders in reinvestment of distributions	—	123,090
Shares Redeemed	(409,571)	(1,514,679)

Net Increase(Decrease)	(306,444)	(1,048,030)

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2009	Year Ended February 28, 2009
Shares Sold	1,059,445	1,303,503
Shares issued to holders in reinvestment of distributions	—	208,657
Shares Redeemed	(1,098,245)	(2,561,401)

Net Increase(Decrease)	(38,800)	(1,049,241)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2009, were $26,588,761 and $44,804,141 respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the six months ended August 31, 2009 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	1,650	$174,548
Options written	48,617	5,344,632
Options terminated in closing transactions	(14,900)	(1,745,566)
Options exercised	(13,890)	(1,463,211)
Options expired	(9,371)	(850,178)

Outstanding, end of period	11,746	$1,460,225

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	4,818	694,563
Options terminated in closing transactions	(1,000)	(52,153)
Options exercised	—	—
Options expired	(1,618)	(280,629)

Outstanding, end of period	2,200	$361,782

(10)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through October 30, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2009 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Snow Capital Opportunity Fund (the “Fund”), a series of the Trust, and Snow Capital Management, L.P., the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, information with respect to insurance arrangements and regulatory examinations, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information and also received information directly from senior members of the Adviser. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees also discussed the Adviser’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Adviser’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund and material changes made in the Adviser’s compliance policies and procedures. The Trustees noted that during the course of the prior year they had met with senior members of the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the three-month and one-year periods ended March 31, 2009, and the overall performance by the Adviser since the inception of the Fund on April 28, 2006. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index. The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and considered information provided by the Adviser concerning the differences in strategies used in managing the Fund versus these separately-managed accounts. For the Fund’s Institutional share class, the Trustees noted that the Fund’s performance was negative across all time periods reviewed. For the three-month period ended March 31, 2009, the Fund’s performance was slightly higher than its benchmark index. The Fund’s performance for the one-year period ended March 31, 2009 was lower than its benchmark index. The Trustees also noted that the overall performance of the Fund since its inception on April 28, 2006 was lower than its benchmark index. After considering all of the information, including the Adviser’s explanation of its strategic decisions with respect to the implementation of the Fund’s investment strategy and the Adviser’s outlook for the investment performance of the

Fund, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory given the short period of the Fund’s operations and the current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to a peer group of multi-cap value funds, as constructed by data provided by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had fully recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 26, 2009 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was higher than its peer group median of 0.70%, but below the peer group high of 1.35%. Looking at the Fund’s Institutional share class, the Trustees also noted that total expenses (net of fee waivers and expense reimbursements) of 1.33% were higher than the peer group median of 0.99%, but slightly below the peer group high of 1.35%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s expenses appeared to be within a reasonable range of these other separately-managed accounts.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Advisor had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the Adviser’s summary of “fall-out” benefits. The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 78.62% of its ordinary income distribution for the year ended February 28, 2009 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2009, 69.99% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designated 97.05% of the taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-766-9363 (877-Snowfund).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan Street Milwaukee, WI 53202 Age: 47	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Kristin M. Cuene 615 E. Michigan Street Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 30	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present)	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at
1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management, L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s president and treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date November 4, 2009

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date November 4, 2009